Exhibit 99.1
Execution Version
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
     This First Amendment to Third Amended and Restated Credit Agreement is dated as of November 14, 2006 (this “Amendment”), by and among RARE HOSPITALITY INTERNATIONAL, INC., a Georgia corporation (the “Borrower”), the Lenders party to the Credit Agreement referenced below (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders.
STATEMENT OF PURPOSE:
     The Lenders agreed to extend certain credit facilities to the Borrower pursuant to a Third Amended and Restated Credit Agreement dated as of July 22, 2005 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders and the Administrative Agent.
     The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to (a) eliminate the requirement for reinvestment of the Net Cash Proceeds which will be received in connection with the sale of the Bugaboo Creek Steak House concept (the “Bugaboo Sale”) and (b) amend certain other provisions of the Credit Agreement as more specifically set forth herein.
     The Administrative Agent and each of the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to grant such requests of the Borrower.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
     2. Amendments. The Credit Agreement is hereby amended as follows:
     (a) Amendments to Section 1.1 of the Credit Agreement (“Definitions”).
     (i) The definition of “Capital Expenditures” is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
     “ “Capital Expenditures” means, with respect to the Borrower and its Subsidiaries for any period, as defined in accordance with GAAP, the sum of (a) the aggregate cost of all Capital Assets acquired by the Borrower and its Subsidiaries during such period (including, without limitation, any such expenditures associated with (i) the conversion of any acquired assets into existing concepts of the Borrower and its Subsidiaries including any Site Acquisitions or (ii) the conversion of any assets from one concept of the Borrower and its Subsidiaries to another concept of the

Borrower and its Subsidiaries) less (b) the aggregate amount of any such expenditures incurred in the consummation of any Permitted Acquisition.”
     (ii) The following new definitions are hereby inserted in correct alphabetical order:
     “ “2006 Convertible Notes” means the collective reference to the convertible senior unsecured notes of the Borrower due 2026 to be issued pursuant to the 2006 Convertible Note Indenture in an aggregate principal amount of up to $125,000,000 which will be convertible into common stock of the Borrower (or cash in lieu thereof) upon the occurrence of certain terms and conditions to be set forth in the 2006 Convertible Note Indenture.”
     “ “2006 Convertible Note Indenture” means that certain indenture to be entered into in connection with the issuance of the 2006 Convertible Notes, including such indenture as subsequently qualified under the Trust Indenture Act of 1939, as amended, and all exhibits and schedules thereto, as each may be amended, restated, supplemented or otherwise modified pursuant to the terms and conditions set forth in this Agreement.”
     “ “Refinancing Debt” means any Debt incurred in connection with any extension, renewal, refunding or refinancing of the Debt evidenced by the 2006 Convertible Notes; provided, that (i) the principal amount of such Refinancing Debt shall not exceed the principal amount of the Debt evidenced by the 2006 Convertible Notes, except by a reasonable premium and fees and expenses reasonably incurred, (ii) no Default or Event of Default exists and is continuing or would be caused by the refinancing, refunding, renewal or extension thereof, (iii) the Administrative Agent shall have received satisfactory written evidence that the Borrower and its Subsidiaries would be in compliance with all covenants in this Agreement on a pro forma basis after giving effect to the refinancing, refunding, renewal or extension thereof, (iv) such Refinancing Debt shall mature no earlier than the original maturity date of the 2006 Convertible Notes and in any event no earlier than six months following the Revolving Credit Termination Date and (v) the terms of such Refinancing Debt taken as a whole shall be no less favorable to the Lenders than the terms of the 2006 Convertible Notes.”
     (b) Amendment to Article 1 of the Credit Agreement (“Definitions”). The following new Section 1.9 is hereby inserted in correct numerical order:
     “Section 1.9 2006 Convertible Notes. The parties hereto acknowledge that prior to the conversion of any 2006 Convertible Notes into equity securities or capital stock, such 2006 Convertible Notes shall not constitute equity securities or capital stock.”

     (c) Amendment to Section 2.6 of the Credit Agreement (“Permanent Reduction of the Aggregate Commitment”). The proviso to Section 2.6(b)(i) of the Credit Agreement (“Mandatory Permanent Reduction”) is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
     “provided, that this clause (i) shall not apply with respect to (A) up to $10,000,000 of the aggregate Net Cash Proceeds received by the Borrower and its Subsidiaries prior to July 22, 2009 and (B) the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection with the sale of the assets comprising the Bugaboo Creek Steak House concept.”
     (d) Amendment to Section 2.8 of the Credit Agreement (“Use of Proceeds”). Section 2.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 2.8 Use of Proceeds. The Borrower shall use the proceeds of the Extensions of Credit (a) to refinance the Borrower’s existing Debt, including without limitation, Debt under the Existing Facility, (b) to make cash redemptions or conversions into cash of the 2006 Convertible Notes or any Refinancing Debt to the extent permitted pursuant to Section 10.11(b) and the other terms hereof and (c) for working capital, capital expenditures and asset acquisitions permitted hereunder, and general corporate requirements of the Borrower and its Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions contemplated by this Agreement.”
     (e) Amendment to Section 9.1 of the Credit Agreement (“Maximum Adjusted Leverage Ratio”). Section 9.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 9.1 Maximum Adjusted Leverage Ratio. As of the end of any fiscal quarter, permit the Adjusted Leverage Ratio for the period of four (4) consecutive fiscal quarters ending on such date, to equal or exceed 3.50 to 1.00.”
     (f) Amendment to Section 10.1 of the Credit Agreement (“Limitations on Debt”).
     (i)  The “and” at the end of Section 10.1(1) is hereby deleted and moved to the end of Section 10.1(m).
     (ii) The following new Section 10.1(n) is hereby inserted:
     “(n) the 2006 Convertible Notes and the Refinancing Debt; provided, that the 2006 Convertible Note Indenture or any other indenture governing such Debt shall be in form and substance reasonably satisfactory to the Administrative Agent;”

     (g) Amendment to Section 10.5 of the Credit Agreement (“Limitations on Mergers and Liquidation”). The following new Section 10.5(d) is hereby inserted:
     “(d) Bugaboo Creek Holdings, Inc., may, in connection with the sale of the Bugaboo Creek Steak House concept in accordance with Section 10.6(f), merge, consolidate or enter into a similar combination with any Person or may liquidate, wind-up or dissolve itself.”
     (h) Amendment to Section 10.6 of the Credit Agreement (“Limitation on Sale of Assets”). Section 10.6(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(f) (i) the sale, lease, assignment or transfer of restaurants by the Borrower or any Subsidiary thereof to any third party or non-Wholly-Owned Subsidiary; provided, that such sales, leases, assignments and transfers shall not exceed (A) ten (10) Longhorn restaurants in the aggregate, and/or (B) an aggregate of three (3) restaurants consisting of any combination of The Capital Grille restaurants, Bugaboo Creek Steak House restaurants, Hemenway’s Seafood Grille & Oyster Bar restaurants and/or the Old Grist Mill Tavern restaurants, and, in addition, (ii) the sale of The Capital Grille concept, the Hemenway’s Seafood Grille & Oyster Bar concept and/or the Old Grist Mill Tavern concept so long as, with respect to each such concept, all of the restaurants within such concept are either sold, converted to another existing concept of the Borrower or its Subsidiaries or closed; and (iii) the sale of the assets comprising the Bugaboo Creek Steak House concept or the sale of all of the capital stock of Bugaboo Creek Holdings, Inc., so long as, in each case, all of the restaurants within the Bugaboo Creek Steak House concept are either sold, converted to another existing concept of the Borrower or its Subsidiaries or closed; provided, that with respect to any of clauses (i), (ii) or (iii) above, (A) the Borrower shall have demonstrated, in form and substance satisfactory to the Administrative Agent, pro forma compliance with each of the covenants set forth in Article 9 after giving effect to such sale or transfer and reflecting the loss of EBITDA attributable thereto and the corresponding reduction in Debt, if any, and (B) the Aggregate Commitment shall be reduced in connection therewith to the extent required pursuant to Section 2.6(b)(i); and”
     (i) Amendments to Section 10.7 of the Credit Agreement (“Limitations on Dividends and Distributions”).
     (i)    Section 10.7(d) of the Credit Agreement is hereby amended by replacing the amount “$100,000,000” with “$200,000,000”.
     (ii)   In Section 10.7(e), the period is hereby deleted and replaced with “; and”.
     (iii) The following new Section 10.7(f) is hereby inserted:

     “(f) the Borrower may make cash redemptions of the 2006 Convertible Notes and Refinancing Debt to the extent permitted by Section 10.11.”
     (j) Amendment to Section 10.11 of the Credit Agreement (“Amendments; Payments and Prepayments of Qualifying Debt”). Section 10.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “Section 10.11 Amendments; Payments and Prepayments of Certain Debt.
     (a) Amend or modify (or permit the modification or amendment of) any of the terms or provisions of (i) the 2006 Convertible Notes (or the 2006 Convertible Note Indenture or any other document governing such Debt) or the documents governing any Refinancing Debt in any manner that would materially adversely affect the rights of the Administrative Agent or the Lenders or (ii) any Qualifying Debt in a manner which would cause such Debt to fail to qualify as Qualifying Debt hereunder.
     (b) Cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Qualifying Debt, the 2006 Convertible Notes or any Refinancing Debt, other than:
          (i)   mandatory cash repurchases or conversions into cash of the 2006 Convertible Notes or any Refinancing Debt, and any accrued interest thereon (including, without limitation, any cash repurchases or conversions into cash in lieu of a conversion of such 2006 Convertible Notes or any Refinancing Debt to the applicable capital stock or other equity instrument); provided that (A) such repurchase or conversion into cash is as a result of an event triggering a mandatory repurchase or conversion under the 2006 Convertible Note Indenture or any other document governing such Debt and is otherwise in accordance with the terms and conditions of the 2006 Convertible Note Indenture or any other document governing any such Debt, (B) within twenty (20) days following the making of such repurchase or conversion into cash, the Administrative Agent shall have received satisfactory notice of such repurchase or conversion from the Borrower and (C) no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom;
          (ii) voluntary cash redemptions of the 2006 Convertible Notes or any Refinancing Debt; provided that (A) such redemption or conversion is in accordance with the terms and conditions of the 2006 Convertible Note Indenture or any other document governing any such Debt (it being understood that such redemption is not permissible prior to November 21, 2013), (B) at least fifty percent (50%) of the principal amount of the Aggregate Commitment remains available both before and after giving effect to any such redemption (and any

Extension of Credit made in connection therewith), (C) the Administrative Agent shall have received satisfactory written evidence that the Borrower would be in compliance with all covenants in this Agreement on a pro forma basis after giving effect to such redemption and (D) no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom; or
          (iii) regularly scheduled payments of accrued interest on the 2006 Convertible Notes or any Refinancing Debt; provided that no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom;
provided further, that this Section 10.11 shall not prohibit the Borrower or any Subsidiary of the Borrower from refinancing any Qualifying Debt with other Qualifying Debt or refinancing the Debt evidenced by the 2006 Convertible Notes or any Refinancing Debt with Refinancing Debt.”
     (k) Amendment to Section ll.l(i) of the Credit Agreement (“Change in Control”). Section 11.1(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(i) Change in Control. Any person or group of persons shall obtain “beneficial ownership” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) in one or more series of transactions of more than thirty percent (30%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower or there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $2,000,000 any “change in control”, “fundamental change” or equivalent term (as defined in such indenture or other evidence of Debt) obligating the Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a “Change in Control”).”
     3. Acknowledgement of Release of Collateral. The parties hereto hereby agree and acknowledge that upon the consummation of the Bugaboo Sale, (a) any Lien on any assets sold to a third party in connection with the Bugaboo Sale (including, without limitation, if all of the capital stock of Bugaboo Creek Holdings, Inc. is sold, the capital stock of Bugaboo Creek Holdings, Inc.) to the extent that a Lien on such assets has been granted to or held by the Administrative Agent, for the ratable benefit of itself and the Lenders, as collateral under any Loan Document shall be automatically released and such assets shall be sold, disposed of or released free and clear of such Lien without the delivery of any instrument or performance of any act by any party, and the Administrative Agent, upon the request of the Borrower, will return any related possessory collateral and will execute and deliver to the Borrower such documents as the Borrower shall reasonably request, including, but not limited to, written authorization to file termination statements to evidence the termination of the Liens in such assets and (b) Bugaboo Creek Holdings, Inc. shall be automatically released from its obligations under the Guaranty Agreement and the Pledge Agreement if all of the capital stock of Bugaboo Creek Holdings, Inc., is sold in connection with the Bugaboo Sale or if Bugaboo Creek Holdings, Inc. ceases to be a Material Subsidiary as a result of the Bugaboo Sale.

     4. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective as of the date hereof:
     (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the requisite Lenders;
     (b) the Administrative Agent shall have been reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent;
     (c) the Administrative Agent shall have received financial projections with respect to the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements (in each case, giving pro forma effect to the Bugaboo Sale, the proposed share repurchase and any incurrence of Debt in connection with the Bugaboo Sale or the proposed share repurchase) for the period from the effective date of this Amendment through July 22, 2010; and
     (d) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
     5. Effect of the Amendment. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) establish a course of dealing, or to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.
     6. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (a) after giving effect to the amendments set forth in Section 2 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

     (b) the Borrower and each of the Guarantors has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.
     (c) this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each of the Guarantors, and each such document constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
     7. Reaffirmations. The Borrower and each of the Guarantors (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of the Borrower and such Guarantor under, or release the Borrower or such Guarantor from any obligations under, the Guaranty Agreement and the Pledge Agreement, (b) confirms and reaffirms its obligations under the Guaranty Agreement and the Pledge Agreement and (c) agrees that the Guaranty Agreement and the Pledge Agreement remain in full force and effect and are hereby ratified and confirmed. In furtherance of the reaffirmations set forth in this Section 7, the Borrower and the Guarantors hereby grant to the Administrative Agent, for the ratable benefit of itself and the Lenders, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Guaranty Agreement and the Pledge Agreement.
     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.
     9. Counterparts; Facsimile Transmission. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER: RARE HOSPITALITY INTERNATIONAL, INC., as Borrower
By:	/s/ W. Douglas Benn
	Name:	W. Douglas Benn
	Title:	Executive Vice President

GUARANTORS: RARE HOSPITALITY MANAGEMENT, INC., as Guarantor
By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	Vice President

BUGABOO CREEK HOLDINGS, INC., as Guarantor
By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	Secretary

CAPITAL GRILLE HOLDINGS, INC., as Guarantor
By:	/s/ Joia M. Johnson
	Name:	Joia M. Johnson
	Title:	Secretary

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WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender
By:	/s/ Martha M. Winters
	Name:	Martha M. Winters
	Title:	Director

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BANK OF AMERICA, N,A., as a Lender
By:	/s/ John H. Schmidt
	Name:	John H. Schmidt
	Title:	Vice President

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SUNTRUST BANK, as a Lender
By:	/s/ Susan M. Hall
	Name:	Susan M. Hall
	Title:	Managing Director

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